FEDERATED U.S. GOVERNMENT SECURITIES FUND:

5-10 YEARS
INSTITUTIONAL SHARES

INSTITUTIONAL SERVICE SHARES

SUPPLEMENT TO PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION, AS APPROPRIATE, DATED APRIL 30, 1999

I. At the June 21, 1999 shareholder meeting, shareholders approved the following changes to become effective July 1, 1999:

     1.   Elected five Trustees.

     2.   Ratified the selection of the Trust's independent auditors.

     3.   Made changes to the Trust's fundamental investment limitations:

          (a) Amended the Trust's fundamental investment limitation regarding diversification to read as follows:

                    "With respect to securities comprising 75% of the value of its total assets, the Trust will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Trust would own more than 10% of the outstanding voting securities of that issuer."

          (b) Amended the Trust's fundamental investment limitation regarding borrowing money and issuing senior securities to read as follows:

                    "The Trust may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

          (c) Amended the Trust's fundamental investment limitation regarding investments in real estate to read as follows:

                    "The Trust may not purchase or sell real estate, provided that this restriction does not prevent the Trust from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Trust may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

          (d) Amended the Trust's fundamental investment limitation regarding investments in commodities to read as follows:

                    "The Trust may not purchase or sell physical commodities, provided that the Trust may purchase securities of companies that deal in commodities."

          (e) Amended the Trust's fundamental investment limitation regarding lending by the Trust to read as follows:

                    "The Trust may not make loans, provided that this restriction does not prevent the Trust from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

          (f) Amended the Trust's fundamental investment limitation regarding concentration of the Trust's investments in the securities of companies in the same industry to read as follows:

                    "The Trust will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. As an operating policy, bank instruments will be limited to instruments of domestic banks."

          (g)  Amended  and  made   non-fundamental,   the  Trust's  fundamental
               investment limitation regarding buying securities on margin to read as follows:

                          "The Trust will not purchase securities on margin, provided that the Trust may obtain short-term credits necessary for the clearance of purchases and sales of securities."

          (h)  Amended  and  made   non-fundamental,   the  Trust's  fundamental
               investment limitation regarding pledging assets to read as follows:

                          "The Trust will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

     4. Eliminated the Trust's fundamental investment limitation on selling securities short.

II. The following actions were taken by the Board of Trustees with regard to non-fundamental investment policies and limitations:

     1. Approved the elimination of the following non-fundamental investment limitations of the Trust:

          (a)  Removed  the  Trust's   non-fundamental   investment   limitation
               regarding purchasing securities to exercise control.

          (b)  Removed  the  Trust's   non-fundamental   investment   limitation
               regarding dealing in puts and calls.

     2.   Approved   revisions   to  the  Trust's   non-fundamental   investment
          limitations to read as follows:

                    "The Trust will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Trust's net assets."

     3.   Approved the elimination of the following undertaking of the Trust:

               "The Trust does not intend to borrow money, pledge securities, or invest in illiquid securities in excess of 5% of the value of its net assets during the coming fiscal year."

     4. Approved the addition of a non-fundamental investment limitation as follows when applying the concentration restriction to the Trust:

               "(a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset backed securities will be classified according to the underlying assets securing such securities."

     5. Approved the elimination of the Trust's non-fundamental investment policy pertaining to when-issued and delayed delivery transactions that provides that the Trust will not engage in such transactions to an extent that would cause the segregation of more than 20% of the value of its total assets.

                                                                   June 21, 1999

Cusip 31428S107-IS
Cusip 31428S206-SS
G02644-03 (6/99)